SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 16, 2002

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

1-3034	41-0448030

(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall, Mpls, MN	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	612-330-5500

(Former name or former address, if changed since last report)

SIGNATURES
EX-99.01 Press Release, dated May 16, 2002

Item 5. Other Events

     On May 16, 2002, Xcel Energy Inc. announced that it has extended the expiration of the NRG Energy, Inc. exchange offer to midnight EDT on May 31, 2002. For more information see the full press release included in this Form 8-K as Exhibit 99.01.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.01	Press Release Regarding NRG Energy, Inc. Exchange Offer, dated May 16, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation)

/s/ Edward J. McIntyre Edward J. McIntyre Vice President and Chief Financial Officer

May 16, 2002